Significant Accounting Estimates and Judgments	12 Months Ended
Jun. 30, 2024
Significant Accounting Estimates and Judgments [Abstract]
Significant accounting estimates and judgments

4. Significant accounting estimates and judgments

Accounting estimates and judgments are continuously assessed and based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the current circumstances.

Based on the assumptions, the Company concerning its future. The resulting accounting estimates will, by definition, seldom equal the related actual amounts. The estimates and assumptions that have a significant risk of causing a material misstatement to the carrying amounts of assets and liabilities within the next year are as follows:

a) Contingencies

The Company is party to different legal and administrative proceedings, as described in Note 28. Provisions are set up for all the contingencies related to legal claims that are estimated to represent probable losses (present obligations resulting from past events in which an outflow of resources is probable, and amounts can be reliably estimated). The evaluation of the likelihood of loss is responsibility of the Company and includes the opinion of outside legal advisors.

b) Biological assets

The fair value of biological assets recorded in the balance sheet (Note 9) was determined using valuation techniques, including the discounted cash flow method. The inputs for these estimates are based on those observables in the market, whenever possible, and when such inputs are not available, a certain level of judgment is required to estimate the fair value. Judgment includes considerations on data e.g. price, productivity, crop cost and production cost.

With regard to cattle, the Company values its stock at fair value based on market price publicly available for the region.

c) Accounts receivable - Receivables from sale of farms

The Company sells farms with long term receivables that has amounts linked to the price of soybean bag. Such sales are recorded at present value and later measured by their fair value, with a corresponding entry in financial result. The price of soybean bag considers the following factors: price of soybean on the Chicago Board of Trade (CBOT), basis, port costs, logistics, exchange rate and CDI rate. The Company adopted the basis rates available for up to one year for short- and long-term installments, as there is no long-term reference amount available. Starting from July,1st, 2022, for basis rates, the Management has been considering the following: short-term installments will continue to be adjusted by the available rates, while long-term installments will be adjusted by the average rate of the last four years. The Company believes the new estimates better reflect the liquidity of long-term installments.

d) Variable consideration

In the case of sales for which official measurement during or upon termination of the agreement is mandatory, the Company adopts the variable consideration concept set forth in IFRS 15 – Revenue and does not recognize 2.3% of the sale until the measurement is made. This percentage, whose calculation is based on the highest historical deviation plus a safety margin, represents the risk of proportional reversion upon sale recognition if there is any difference between the area negotiated and the area delivered. The unrecognized portion of revenue (2.3%) is recognized upon completion of the process.

e) Investment properties

The fair value of investment properties disclosed in the notes to financial statements was obtained through the valuation of farms, performed by management or by specialists of an independent company. The valuation was carried out by means of standards practiced in the market considering the characterization, location, type of soil, climate of the region, calculation of improvements, presentation of the elements and calculation of the land value, which may change in relation to these variables.

Methodology used

At June 30, 2024, investment properties were valued by applying the comparative analysis methodology adjusted by its related features:

(i)	The valuation relied, among other, on the following information: (i) historical information, (ii) location of farms, (iii) total area and its related percentages of opening and use;

(ii)	The market value presented for the farm corresponds to the portion of bare land, for payment in cash, not including machinery, equipment, agricultural inputs, cultivation. The soil adjustment factor (preparation of land for planting) was considered in the assessment of prices;

(iii)	The value of land for agriculture, in the surveyed region, is referenced to the price of soybean bag for the Brazilian units, and in U.S. dollars per hectare for the Paraguay and Bolivia units. The unit amounts of the farms for sale (market research) were obtained in soybean bags per hectare or in USD per hectare. Accordingly, the amount in reais (R$) of the property varies directly due to the variation in the soybean price and in the U.S. dollar; and

(iv)	The soybean price considered at the base date of the work (June 30, 2024) in the Brazilian states was R$104.22 in Bahia, R$105.33 in Maranhão, R$105.67 in Mato Grosso, R$106.40 in Piauí and R$105.67 in Minas Gerais. The closing U.S. dollar rate in the period was R$/USD5.05. This amount represents an average in amounts arbitrated by the real estate market of the region due to the great instability in the amount of soybean bag.

f) Deferred income tax

The Company recognizes deferred income tax assets and liabilities, as described in Note 18, on tax loss carryforwards and temporary differences between the carrying amount and the tax basis of assets and liabilities using statutory rates. The Company regularly assesses if the deferred income tax assets recognized are recoverable, considering the taxable profit generated in the past as well as the expected future taxable profit, in accordance with a technical feasibility study performed by the Company.

g) Leases

The Company analyzes its agreements in accordance with the requirements of IFRS 16 and recognizes right-of-use assets and lease liabilities for the lease operations under agreements that meet the requirements of the accounting standard. The Management of the Company considers as the lease component only the minimum fixed value for the purpose of measuring the lease liabilities. The measurement of lease liabilities corresponds to the total future payments of leases and rentals, adjusted to present value, considering the nominal discount rate which ranges between 6.56% and 16.76% (6.56% and 16.76% on June 30, 2023).

For the cases where payments are indexed to the soybean bag, future minimum payments are estimated in number of soybean bags and translated into local currency using the soybean price of each region, on the base date of first-time adoption of IFRS 16 and adjusted to the current price at time of payment. Meanwhile, payments indexed to Consecana are stipulated in tons of sugarcane and translated into local currency based on the Consecana price in effect at the time. Payments made in products (soybean bags) are recognized in the statement of cash flow in the operating group.